SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549


FORM 8-K


CURRENT REPORT


Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (Date of earliest event report):  April 21, 2004



RYAN'S FAMILY STEAK HOUSES, INC.
(Exact name of registrant as specified in its charter)


South Carolina                 0-10943             57-0657895
(State or other               (Commission         (IRS Employer
jurisdiction of               File Number)        Identification
incorporation)                                     No.)


405 Lancaster Avenue (29650)
Post Office Box 100
Greer, SC 29652

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (864) 879-1000


(No change)
(Former name or former address, if changed since last report)








Item 9  Regulation FD Disclosure

On April 21, 2004 Ryan's Family Steak Houses, Inc. (the
"Company") issued a press release on financial results for the period ended March 31, 2004.

The information in this Form 8-K is furnished pursuant to Item 12, "Results of Operations and Financial Condition".



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



RYAN'S FAMILY STEAK HOUSES, INC.
(Registrant)
By:  /s/Janet J. Gleitz

Name:  Janet J. Gleitz

Title:  Corporate Secretary

Date:  April 21, 2004